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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number 000-28063

                              --------------------

                          JULY 10, 2001 (JUNE 29, 2001)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                DELTATHREE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                                            13-4006766
(STATE OR OTHER JURISDICTION OF                           (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)


75 BROAD STREET, 31ST FLOOR, NEW YORK, NEW YORK                 10004
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                       (ZIP CODE)


                                 (212) 500-4850
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      NONE
       (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF APPLICABLE)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         On June 28, 2001, RSL Communications Ltd. ("RSL COM"), the former majority stock holder of deltathree Inc. (the "Company") and sole owner of the Company's super-voting Class B Common Stock, par value $0.001 (the "Class B Shares"), entered into a share purchase agreement (the "RSL Purchase Agreement") with Atarey Hasharon Chevra Lepituach Vehashkaot Benadlan (1991) Ltd. ("Atarey")
 . Under the RSL Purchase Agreement, among other things, Atarey purchased, on June 29, 2001 the 19,569,459 Class B Shares owned by RSL COM at a purchase price of $0.80 per share. Pursuant to the Amended and Restated Certificate of Incorporation of the Company (the "Certificate of Incorporation"), the Class B Shares were automatically converted into shares of Class A Common Stock of the Company ("Class A Shares") immediately upon transfer to Atarey thus leaving no Class B stock outstanding. In connection with the RSL Purchase Agreement, the Company, RSL COM and Atarey entered into a Novation and Amendment Agreement, dated as of June 28, 2001 (the "RSL Novation Agreement"), pursuant to which, among other things, RSL COM, with the Company's consent, assigned its rights under the Registration Rights Agreement, dated as of September 1, 1999, between the Company and RSL COM, as amended by the RSL Novation Agreement, to Atarey.

         On July 3, 2001, CNET Investments, Inc., a Delaware corporation ("CNET"), entered into a share purchase agreement with Atarey (the "CNET Purchase Agreement"). Under the CNET Purchase Agreement, among other things, Atarey purchased, on July 6, 2001, the 1,085,943 Class A Shares owned by CNET on substantially the same terms as set forth in the RSL Purchase Agreement. Also in connection with the CNET Purchase Agreement, the Company, RSL COM, CNET and Atarey entered into a Novation and Amendment Agreement, dated as of July 3, 2001 (the "CNET Novation Agreement"), pursuant to which, among other things, CNET, with the consent of the Company and RSL COM, assigned its rights under the investor rights agreement, dated as of October 20, 1999, by and among the Company, RSL COM and CNET, as amended by the CNET Novation Agreement, to Atarey.

         All funds used by Atarey to purchase the shares from RSL and from CNET were obtained from the working capital of Atarey, and borrowed pursuant to a general purpose credit line maintained by Atarey with Bank Hapoalim of Israel.

         As a result of these transactions, Atarey beneficially owns approximately 71% of the outstanding Common Stock of the Company.

         On June 26, 2001, by action of the board of directors of the Company (the"Board"), following the request of Atarey, the number of persons comprising the Board was increased from five persons to six persons. As a result of this action, and the resignation of Hilary Kramer and James McDermott as directors on June 29, 2001, there then existed three vacancies on the Board. Such vacancies were filled by Lyon Lenny Roth, Joshua Maor and Amir Gera, representatives designated by Atarey and appointed by the remaining members of the Board. In addition, also by action of the Board, the number of persons comprising the Board will be decreased from six persons to five persons on July 16, 2001, ten days after an Information Statement was mailed to all stockholders of the Company in compliance with Section 14(f) of the Exchange Act and Rule 14f-1 thereunder. At that time, the resignation of Keith Maib, a director of the Company, will become effective.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

Exhibit
  NO.                     DESCRIPTION

[99.1]      Press Release issued by deltathree, Inc. dated July 2, 2001.

[99.2] Purchase Agreement dated June 28, 2001between RSL Communications, Ltd. and Atarey Hasharon Chevra Lepituach Vehashkaot Benadlan (1991) Ltd.

[99.3] Novation and Amendment Agreement dated June 28, 2001, by and among the Company, RSL Communications, Ltd. and Atarey Hasharon Chevra Lepituach Vehashkaot Benadlan (1991) Ltd.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                            DELTATHREE, INC.


                                            By: /s/ Paul C. White
                                               ---------------------------------
                                                    Paul C. White
                                                    Chief Financial Officer


Date:  July 10, 2001


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                                DELTATHREE, INC.
                           CURRENT REPORT ON FORM 8-K
                  REPORT DATED [JULY ], 2001 ([JUNE 28, 2001])

                                  EXHIBIT INDEX

EXHIBIT
   NO.                     DESCRIPTION

[99.1]      Press Release issued by deltathree, Inc. dated July 2, 2001.

[99.2] Purchase Agreement dated June 28, 2001between RSL Communications, Ltd. and Atarey Hasharon Chevra Lepituach Vehashkaot Benadlan (1991) Ltd.

[99.3] Novation and Amendment Agreement dated June 28, 2001, by and among the Company, RSL Communications, Ltd. and Atarey Hasharon Chevra Lepituach Vehashkaot Benadlan (1991) Ltd.


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